Land Use Rights, Net	12 Months Ended
Dec. 31, 2025
Land Use Rights, Net
Land Use Rights, Net

5. Land Use Rights, Net

There is no private land ownership in China. Companies or individuals are authorized to possess and use the land only through land use rights granted by the PRC government. Land use rights are amortized using the straight-line method over the lease term of around 50 years or less. The weighted average remaining lease term is 43 and 43 years as of December 31, 2024 and 2025 respectively.

	As of December 31,
	2024	2025
	RMB	RMB
Cost	6,893,477	7,629,014
Less: Accumulated amortization	(723,244)	(866,774)
Land use rights, net	6,170,233	6,762,240

Amortization expenses for land use rights were RMB128,193, RMB134,630 and RMB146,693 for the years ended December 31, 2023, 2024 and 2025, respectively.

As of December 31, 2024 and 2025, the title certificates for certain land use rights of the Company with carrying value of approximately RMB174,043 and RMB118,103, respectively, had not been obtained.